                                                                    Exhibit 32.0

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES
                                     CODE)

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Sterling Construction Company, Inc., a Delaware corporation (the "Company"), does hereby certify that:

         The Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly represents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 12, 2003                      /s/ Patrick T. Manning
                                            ------------------------------------
                                            Patrick T. Manning
                                            Chief Executive Officer

Dated: August 12, 2003                      /s/ Maarten D. Hemsley
                                            ------------------------------------
                                            Maarten D. Hemsley
                                            Chief Financial Officer

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